SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2008

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)


            New York                1-5129               16-0757636
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)          File Number)        Identification No.)

              East Aurora, New York             14052-0018
     (Address of principal executive offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition

On October 30, 2008, Moog Inc. (the "Company") issued a press release discussing results of operations for the quarter and year ended September 27, 2008. A copy of the press release is included as exhibit 99.1 of this report.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 8.01       Other Events

On October 30, 2008, the Company issued a press release announcing that its Board of Directors has approved a share repurchase program. Under the program the Company is authorized to purchase up to one million of its Class A or Class B shares in open market transactions at the discretion of management. All stock repurchases will be subject to the requirements of Rule 10b-18 under the Exchange Act and other rules that govern such purchases. A copy of the press release is included as exhibit 99.2 of this report.

Item 9.01       Financial Statements and Exhibits.

      (d) Exhibits.

            99.1 Press release dated October 30, 2008, announcing Moog Inc.'s results of operations for the quarter and year ended September 27, 2008.

            99.2 Press release dated October 30, 2008, announcing Moog Inc.'s Board of Directors approval of a share repurchase program.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MOOG INC.

Dated: October 30, 2008                      By:   /s/Jennifer Walter
                                                   -----------------------------
                                             Name: Jennifer Walter
                                                   Controller

                                  EXHIBIT INDEX

Exhibit           Description

99.1 Press release dated October 30, 2008, announcing Moog Inc.'s results of operations for the quarter and year ended September 27, 2008.

99.2 Press release dated October 30, 2008, announcing Moog Inc.'s Board of Directors approval of a share repurchase program.